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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 26, 2004

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

        Delaware                        333-110968               52-1495132
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


          343 Thornall Street, Edison, NJ                         08837
          ----------------------------------------             ------------
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:          (732) 205-0600





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Item 5. Other Events:


         On or about April 26, 2004, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2004-S1 and Series 2004-S2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits     Description
            --------     ---------------
              20.1       Monthly Reports with respect to the April 26, 2004
                         distribution





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 30, 2004

                                    JPMorgan Chase Bank (f/k/a
                                    "The Chase Manhattan
                                    Bank"), As Paying Agent, on
                                    behalf of Chase Mortgage
                                    Finance Corp.


                                    By:  /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name:  Andrew M. Cooper
                                    Title: Assistant Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description
-----------         ------------
20.1                Monthly Reports with respect to the distribution to
                    certificateholders on April 26, 2004.